OPERATING LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2012
Operating Lease Commitments [Abstract]
OPERATING LEASE COMMITMENTS

NOTE J – OPERATING LEASE COMMITMENTS

The Company leases its Hammond, Indiana, and Boardman, Ohio facilities from companies controlled by its Chairman under agreements expiring in August 2015. Renewal options are available for each property. The Company leases the Hagerstown, Maryland facility from a partnership, one partner of which is an officer of HKEC, under an agreement expiring in July 2016. The Company leases the Massillon, Ohio facility from a partnership, one partner of which is a former officer of MIS, under an agreement expiring in November 2017. The Company leases its Merrillville, Indiana, Huntington, West Virginia, and Visalia, California facilities from unrelated parties under agreements expiring before November 2016. Total rent expense for all facility leases was approximately $1,388 and $1,226 for the years ended December 31, 2012 and 2011, respectively, including $968 and $1,020, respectively to related parties.

The Company leased a facility in South Bend for its previous corporate offices from its Chairman of the Board and stockholder. This lease expired in August 2012. As a result of the closure and relocation of the corporate office to Massillon in 2010, the Company no longer uses this office space.

The Company also leases other manufacturing and office equipment and vehicles under operating leases with varying terms expiring through April 2017. Total rent expense under these leases was approximately $446 and $401 for years ended December 31, 2012 and 2011, respectively.

Future minimum lease payments required under the operating leases in effect as of December 31, 2012 are as follows, including $3,244 due to affiliates over the indicated years:

Years Ending December 31,
2013	$1,528
2014	1,504
2015	1,388
2016	999
2017	679

$6,098